UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2008

Flagstone Reinsurance Holdings Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Church Street, Hamilton HM 11, Bermuda
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (441) 278-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  REGULATION FD DISCLOSURE

On September 2, 2008, Flagstone Reinsurance Holdings Limited (the "Company") announced that James O’Shaughnessy, the Company’s Chief Financial Officer, will be presenting at the 2008 Lehman Brothers Financial Services Conference at the Hilton New York Hotel, New York City on September 9, 2008 at 8:15am EDT. A press release announcing the presentation, and the slides to be included in the presentation, are furnished as Exhibits 99.1 and 99.2 to this report and incorporated herein by reference. This Form 8-K and Exhibits 99.1 and 99.2 hereto are being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 7.01 of Form 8-K and are therefore not to be considered “filed” with the SEC.

The information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Exhibit No.	Description

99.1	Press release, dated September 2, 2008, announcing that James O’Shaughnessy will be presenting at the 2008 Lehman Brothers Financial Services Conference on September 9, 2008.

99.2	Slides entitled “Multi-Line Reinsurance & Insurance” to be presented at 2008 Lehman Brothers Financial Services Conference on September 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS LIMITED

Date: September 5, 2008	By:	/s/ James O’Shaughnessy
Name: James O’Shaughnessy
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated September 2, 2008, announcing that James O’Shaughnessy will be presenting at the 2008 Lehman Brothers Financial Services Conference on September 9, 2008.

99.2	Slides entitled “Multi-Line Reinsurance & Insurance” to be presented at 2008 Lehman Brothers Financial Services Conference on September 9, 2008.